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                                                                    EXHIBIT 10.2

                                    SUBLEASE

     This Sublease (the "Sublease") is made as of this 16th day of July, 1999, by and among ArQule, Inc., a Delaware corporation (the "Sublessor"), and Pfizer Inc. a Delaware corporation (the "Sublessee").

     The parties to this instrument hereby agree with each other as follows:

                                   ARTICLE I

                      SUMMARY OF BASIC SUBLEASE PROVISIONS
                      ------------------------------------

1.1  BASIC DATA

ALL CAPITALIZED TERMS USED HERE[N SHALL HAVE THE MEANINGS ASCRIBED TO THEM [N THE PRIME LEASE (HEREINAFTER DEFINED) UNLESS OTHERWISE DEFINED HEREIN.

Commencement Date:                           The date on which the Premises are
                                             deemed ready for occupancy by
                                             Sublessee. See Section 3.1.

Sublessor:                                   ArQule, Inc.

Present Mailing Address                      200 Boston Avenue
of Sublessor:                                Medford, Massachusetts 02155

Sublessor' s Representative:                 [*]

Sublessee:                                   Pfizer Inc

Present Mailing Address of Sublessee:        235 East 42nd Street
                                             New York, New York 10017

Sublessee's Representative:                  [*]

Prime Lessor:                                Cummings  Properties, LLC
                                             (successor-in-interest to Cummings
                                             Properties Management, Inc.), as
                                             agent for Beautyrest, Inc. and
                                             Boston North, LLC (successor-in-
                                             interest to WRB, Inc.)

Present Mailing Address                      200 West Cummings Park
of Prime Lessor:                             Woburn, Massachusetts 01801

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Permitted Uses:                              For Suites [*]: As described in
                                             Section 3 of Prime Lease 1 (as
                                             defined below), and Sections G and
                                             H of the Rider to Prime Lease 1.

                                             For Suites [*]: As described in
                                             Section 3 of Prime Lease 2 (as
                                             defined below), and Sections 5 and
                                             6 of Amendment #1 to Prime Lease 2.

Premises:                                    [*] rentable square feet of space
                                             in Suites [*], located on [*] of
                                             the building known as 200 Boston
                                             Avenue, Medford, Massachusetts (the
                                             "Building"), together with the
                                             right to use Sublessor's FF&E (as
                                             hereinafter defined), and together
                                             with the right to have access to
                                             and use in common with Sublessor
                                             the Collaboration Areas (as
                                             described in Section 2.1 of this
                                             Sublease). The Premises demised
                                             under this Sublease consist of a
                                             portion of the premises leased by
                                             Sublessor from Prime Lessor under
                                             Prime Lease 1, Prime Lease 2, and a
                                             separate Commercial Lease dated
                                             September 29, 1993, as amended,
                                             between Prime Lessor, as landlord,
                                             and ArQule Partners, L.P
                                             (Sublessor's predecessor in
                                             interest) as tenant, with respect
                                             to approximately [*] square feet on
                                             the [*] floors of the Building (the
                                             "Third Floor Lease"); Prime Lease
                                             1, Prime Lease 2, and the [*] Lease
                                             are referred to herein collectively
                                             as the "Overlease" and the premises
                                             leased by Sublessor under the
                                             Overlease are referred to herein
                                             collectively as the "Leased
                                             Premises".

Prime Lease 1:                               Collectively, that certain
                                             Commercial Lease dated July 27,
                                             1995, as supplemented by Rider to
                                             Lease dated July 27, 1995 (the
                                             "Rider to Prime Lease 1"), and as
                                             amended by Amendment to Lease #1
                                             dated January 24, 1996 ("Amendment
                                             #1 to Prime Lease 1"), Amendment to
                                             Lease #2 dated September 10, 1997
                                             ("Amendment #2 to Prime Lease 1"),
                                             and Amendment to Lease #3 dated
                                             January 12, 1998 ("Amendment #3 to
                                             Prime Lease 1")

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                                             between Prime Lessor, as landlord,
                                             and Sublessor, as tenant. A copy of
                                             Prime Lease I is attached hereto
                                             and incorporated herein by
                                             reference as EXHIBIT A.

Prime Lease 2:                               Collectively, that certain
                                             Commercial Lease dated December 20,
                                             1996, as supplemented by Rider to
                                             Lease dated December 20, 1996 (the
                                             "Rider to Prime Lease 2"), and as
                                             amended by Amendment to Lease #1
                                             dated August 15, 1997 ("Amendment
                                             #1 to Prime Lease 2"), Amendment to
                                             Lease #2 dated March 18, 1997
                                             ("Amendment #2 to Prime Lease 2"),
                                             Amendment to Lease #3 dated
                                             September 15, 1997 ("Amendment #3
                                             to Prime Lease 2"), Amendment to
                                             Lease #4 dated September 30, 1997
                                             ("Amendment #4 to Prime Lease 2"),
                                             Amendment to Lease #5 dated
                                             November 28, 1997 ("Amendment #5 to
                                             Prime Lease 2"), and Amendment to
                                             Lease #6 dated January 12, 1998
                                             ("Amendment #6 to Prime Lease 2")
                                             between Prime Lessor, as landlord,
                                             and Sublessor, as tenant. A copy of
                                             Prime Lease 2 is attached hereto
                                             and incorporated herein by
                                             reference as EXHIBIT B.

Prime Lease:                                 Collectively, Prime Lease 1 and
                                             Prime Lease 2.

Base Rent:                                   [*] per annum payable in advance in
                                             equal quarterly installments of [*]
                                             each. See Section 6.1.

Additional Rent:                             So that the Base Rent payable to
                                             Sublessor hereunder shall be net to
                                             Sublessor, Sublessee shall pay as
                                             additional rent hereunder:
                                             Sublessee's Prorata Share of [*]

Prorata Share:                               The percentage equal to area of the
                                             pertinent portion of the Premises
                                             divided by the area of the
                                             pertinent portion of the entire
                                             Leased Premises. The Prorata Share
                                             shall be adjusted in the event the
                                             area of either the Premises demised
                                             under this Sublease or the Leased
                                             Premises shall change during the
                                             Sublease

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                                             Term. As of the Commencement Date,
                                             Sublessee's Prorata Share shall be
                                             as follows:

                                             -    With respect to items of
                                                  Additional Rent, if any,
                                                  allocable solely to the
                                                  portion of the Premises [*]
                                                  located within the portion of
                                                  the Leased Premises [*]
                                                  demised under Prime Lease 1
                                                  and related to costs and
                                                  expenses attributable solely
                                                  to such portion of the Leased
                                                  Premises as is demised under
                                                  Prime Lease 1,[*].

                                             -    With respect to items of
                                                  Additional Rent, if any,
                                                  allocable solely to the
                                                  portion of the Premises [*]
                                                  located within the portion of
                                                  the Leased Premises [*]
                                                  demised under Prime Lease 2
                                                  and related to costs and
                                                  expenses attributable solely
                                                  to such portion of the Leased
                                                  Premises as is demised under
                                                  Prime Lease 2, [*].

                                             -    With respect to items of
                                                  Additional Rent, if any,
                                                  allocable to the Premises [*]
                                                  and related to costs and
                                                  expenses attributable solely
                                                  to such portion of the Leased
                                                  Premises [*] as is demised
                                                  under the Prime Lease, [*].

                                             -    With respect to items of
                                                  Additional Rent, if any,
                                                  allocable to the Premises [*]
                                                  and related to costs and
                                                  expenses attributable to all
                                                  of the Leased Premises [*].

Sublease Term or Term:                       Beginning on the Commencement Date
                                             and expiring on the Term Expiration
                                             Date.

Term Expiration Date:                        [*], unless extended or earlier
                                             terminated as provided herein.

Sublessor's FF&E:                            All furnishings, fixtures and
                                             equipment  physically located in
                                             the Premises as of the

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                                             date of this Sublease, including,
                                             without limitation, [*] , as such
                                             furnishings, fixtures and equipment
                                             are more fully described on the
                                             attached Exhibit C; explicitly
                                             excluded from Sublessor's FF&E,
                                             however, shall be all fixtures,
                                             equipment, workstations and the
                                             like that constitute [*] physically
                                             located in the Premises as of the
                                             date of this Sublease as more fully
                                             described in Exhibits C and E of
                                             the Technology Agreement as defined
                                             below (the [*]).

Technology Agreement:                        That certain Technology Acquisition
                                             Agreement, dated July __, 1999,
                                             between Sublessor and Sublessee.
                                             The parties hereby agree that,
                                             except as otherwise expressly
                                             provided in this Sublease to the
                                             contrary, the respective rights and
                                             obligations of the parties under
                                             the Technology Agreement are wholly
                                             independent of and separate from
                                             the respective rights and
                                             obligations of the parties under
                                             this Sublease.

                                   ARTICLE II

                                    PREMISES
                                    --------
2.1  LEASE OF PREMISES

     Sublessor hereby leases to Sublessee, and Sublessee hereby accepts and leases from Sublessor, upon and subject to the terms and provisions of the Prime Lease (except as may otherwise be expressly Set forth in the written Sublease Consent entered into on or about the date hereof by and among Prime Lessor, Sublessor and Sublessee), all of Sublessor's right, title and interest in and to the Premises for the Permitted Uses, subject to the right of Sublessor, which right Sublessor hereby reserves, for itself, its employees, licensees, consultants and contractors, during the term of the Technology Agreement to have access to and use the Premises in common with Sublessee in furtherance of the parties' business collaboration to the extent and in the manner described in the Technology Agreement. Subject to the terms and provisions of the Prime Lease and the collaboration procedures, if any, agreed upon by the parties pursuant to the Technology Agreement, Sublessee shall have the right to have access to and use in common with Sublessor and subtenants or other occupants of other portions of the Leased Premises to whom Sublessor may from time to time grant similar rights (provided that no such other subtenant's or occupants' rights may be inconsistent with or unreasonably interfere with the respective rights

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and obligations of Sublessor and Sublessee under the Technology Agreement) the following: [*] (the items described in the preceding clauses (i) through (iii) are referred to herein collectively as the "Collaboration Areas"). Also included as part of the Premises sublet hereunder is the right, in common with Sublessor, to exercise all of Sublessor's appurtenant rights under the Prime Lease to use the common areas and facilities of the Building (including, without limitation, the parking facilities serving the Building), subject in all events to the Prime Lessor's rights expressly reserved and excepted in the Prime Lease and to Prime Lessor's rules and regulations, if any.

2.2  PRIME LEASE

     2.2.1 Sublessor hereby represents and warrants that: (i) Sublessor is lessee under the Prime Lease; (ii) the Prime Lease is in full force and effect, Sublessor has submitted to Sublessee a true and complete copy of the Prime Lease and the Prime Lease has not been modified except as set forth in Section 1.1 hereof; (iii) Sublessor has not received any notice of default on the part of Sublessor as tenant under the Prime Lease which has not been cured, nor has Sublessor given Prime lessor notice of any default on the part of Prime Lessor as landlord under the Prime Lease which has not been cured, nor does Sublessor have any knowledge of any default by either party under the Prime Lease; and
(iv) Sublessor has not received any notice or complaint that any portion of the Premises built out or otherwise improved by Sublessor fails to comply with the physical accessibility requirements of the Americans With Disabilities Act. Sublessee warrants and acknowledges that it has reviewed the Prime Lease and is satisfied with the arrangements therein reflected. Sublessee also warrants that it is satisfied with the present condition of the Premises (which Sublessee takes "as is" without any representation or warranty by Sublessor regarding the condition of the Premises or the fitness of the Premises for any particular use except as otherwise specifically set forth in the Technology Agreement) and with Sublessee's ability to use the Premises on the terms herein set forth.

     Sublessor also represents that it has heretofore used and/or stored, and shall from the date hereof through the Commencement Date use and/or store, in the Leased Premises certain hazardous or toxic materials or substances, including without limitation oil and radioactive materials (collectively, "Hazardous Substances") regulated by local, state or Federal law (for example, the Federal Comprehensive Environmental Response Compensation Liability Act of 1980, the Massachusetts Hazardous Waste Management Act and the Massachusetts Oil and Hazardous Material Release Prevention Act). Sublessor further represents and warrants that it has heretofore used, stored and disposed of, and shall from the date hereof through the Commencement Date use, store and dispose of, all such Hazardous Substances strictly in accordance with all applicable laws and that it has not caused or permitted the release or discharge of any Hazardous Substances in or about the Premises that has not been fully cleaned up and remediated in accordance with all applicable laws. Sublessor shall indemnify and hold harmless Sublessee from any claims, losses, liability, costs and expenses incurred by Sublessee as a result of any breach by Sublessor of any of the foregoing representations relating to Sublessor's use, storage and disposal of Hazardous Substances. Sublessor shall, prior to the

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Commencement Date, engage an independent and accredited industrial hygiene consultant to certify that the Premises are free from any biological or chemical contamination or any contamination by other Hazardous Substances.

     2.2.2 The Prime Lease is by this reference incorporated into and made a part hereof, except that:

          (i) all of the following references in the Prime Lease to "Lessor", "Lessee", "lease" and "leased premises", respectively, shall be deemed to refer to Sublessor, Sublessee, this Sublease and the Premises subleased hereunder, respectively:

          PRIME LEASE 1

               (a)  Section 3 (Use of Premises)

               (b) Section 4 (Additional Rent), except that Sublessee shall only be obligated to pay its Prorata Share of the additional rent described in this Section 4.

               (c) Section 6 (Compliance with Laws), except that nothing in the second sentence of this Section shall obligate, or be deemed to obligate, Sublessee to provide worker's compensation insurance for any of Sublessor's employees.

               (d) Section 8 (Maintenance), except for the first and last grammatical sentences; and except further, that in the second grammatical sentence of this provision the phrase "fire or other casualty or Lessor's negligence or misconduct only excepted" shall be deemed to be revised to read "fire or other casualty or Prime Lessor's or Sublessor's negligence or misconduct only excepted."

               (e) The first grammatical sentence of Section 15 (Lessee's Liability and Insurance), except that the last phrase of such sentence shall be deemed to read "resulting from the sole willful misconduct or omission or negligence of Prime Lessor or Sublessor."

               (f) Section 19 (Default) except that the references in the second grammatical sentence to "security deposit" and the reference to "to any unamortized improvements completed for Lessee's occupancy," shall be deemed to be deleted, since they are inapplicable.

               (g) Section 21 (Occupancy), except for the second and third grammatical sentences; and except further, that in the first grammatical sentence the phase "except the obligation for the payment of extra rent for any period of less than one month" shall be deemed to be deleted, since it is inapplicable.


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               (h)  Section 22 (Fire Prevention)

               (i)  Section 24 (Environment)

               (j) Section 26 (Surrender), except that in the second grammatical sentence of this provision the phrase "fire or other casualty or Lessor's negligence or misconduct only excepted" shall be deemed to be revised to read "fire or other casualty or Prime Lessor's or Sublessor's negligence or misconduct only excepted."

               (k) Section 27 (General), except that clause (h) of this Section shall be deemed to be revised to read "Sublessor makes no representation or warranty, express or implied, concerning the suitability of the Premises for Sublessee's intended use except as otherwise expressly set forth in the Technology Agreement"; and that clause (i) shall be deleted.

               (l)  Section 29 (Waivers)

               (m)  Sections E, G, H, I, T and X of Rider to Prime Lease 1

               (n) The second grammatical sentence of Section K of Rider to Prime Lease 1

               (o) Section 3 of Amendment Ito Prime Lease 1 provided that Sublessee shall be entitled to remove the equipment set forth in this Section 3 only to the extent that Sublessee has installed such equipment at its sole expense.

          PRIME LEASE 2

               (a)  Section 3 (Use of Premises)

               (b) Section 4 (Additional Rent), except that Sublessee shall only be obligated to pay its Prorata Share of the additional rent described in this Section 4.

               (c) Section 6 (Compliance with Laws) , except that nothing in the second sentence of this Section shall obligate, or be deemed to obligate, Sublessee to provide worker's compensation insurance for any of Sublessor's employees.

               (d) Section 9 (Maintenance), except for the first and last grammatical sentence; and except further, that in the second grammatical sentence of this provision the phrase "fire or other casualty or Lessor's negligence or misconduct only excepted" shall be deemed to be revised to read "fire or other casualty or Prime Lessor's or Sublessor's negligence or misconduct only excepted."


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               (e)  Section 16 (Liability), except that the last phase of such sentence shall be deemed to read "resulting from the sole willful misconduct or omission or negligence of Prime Lessor or Sublessor."

               (f) Section 20 (Default), except that the references in the second grammatical sentence to "security deposit" and the reference to "to any unamortized improvements completed for Lessee's occupancy," shall be deemed to be deleted, since they are inapplicable.

               (g) Section 22 (Occupancy), except for the second and third grammatical sentences; and except further, that in the first grammatical sentence the phrase "except the obligation for the payment of extra rent for any period of less than one month" shall be deemed to be deleted, since it is inapplicable.

               (h)  Section 23 (Fire Prevention)

               (i)  Section 25 (Environment)

               (j) Section 27 (Surrender), except that in the second grammatical sentence of this provision the phrase "fire or other casualty or Lessor's negligence or misconduct only excepted" shall be deemed to be revised to read "fire or other casualty or Prime Lessor's or Sublessor's negligence or misconduct only excepted."

               (k) Section 28 (General), except that clause (h) of this Section shall be deemed to be revised to read "Sublessor makes no representation or warranty, express or implied, concerning the suitability of the Premises for Sublessee's intended use except as otherwise expressly set forth in the Technology Agreement"; and that clause (i) shall be deleted.

               (l)  Section 30 (Waivers)

               (m) Sections 1, K, V and Z, provided that Sublessee shall be entitled to remove the equipment set forth in Section Z only to the extent that Sublessee has installed such equipment at its sole expense

               (n) The second grammatical sentence of Section M of Rider to Prime Lease 2

               (o)  Sections 4, 5 and 6 of Amendment #1 to Prime Lease 2

          (ii) All references in the following sections and/or provisions of each of Prime Lease and Prime Lease 2 to "Lessor", "Lessee", "lease", and "leased premises", respectively, shall be deemed to refer to Prime Lessor, Sublessee, this Sublease and the Premises subleased hereunder, respectively [i.e., it is the intention of the


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          parties that Prime Lessor shall retain all of its rights and obligations under such sections and/or provisions; that Sublessor shall not be entitled to exercise any of Prime Lessor's rights, nor shall be bound by any of Prime Lessor's obligations, under such sections and/or provisions; and that Sublessee shall be entitled to exercise all of Lessee's rights, and shall be bound by all of Lessee's obligations, under such sections and/or provisions]:

          PRIME LEASE 1

               (a) The first and last grammatical sentence of Section 5 (Utilities)

               (b)  Section 7 (Fire, Casualty, Eminent Domain)

               (c) The first and last grammatical sentence of Section 8 (Maintenance)

               (d)  Section 9 (Alterations)

               (e)  Section 11 (Subordination)

               (f)  Section 12 (Lessor's Access)

               (g)  Section 13 (Snow Removal)

               (h)  Section 14 (Access and Parking)

               (i)  Section 16 (Fire Insurance)

               (j)  Section 23 (Outside Area)

               (k)  Section 25 (Responsibility)

               (l)  Section A of Rider to Prime Lease I

               (m)  Section B of Rider to Prime Lease I

               (n)  Section C of Rider to Prime Lease 1

               (o)  Section D of Rider to Prime Lease 1

               (p)  Section F of Rider to Prime Lease 1

               (q)  Section J of Rider to Prime Lease 1

               (r) The first grammatical sentence of Section K of Rider to Prime Lease 1

               (s)  Section M of Rider to Prime Lease 1

               (t)  Section C) of Rider to Prime Lease 1


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               (u)  Section P of Rider to Prime Lease 1

               (v)  Section Q of Rider to Prime Lease 1

               (w)  Section R of Rider to Prime Lease 1

               (x)  Section S of Rider to Prime Lease 1

               (y)  Section U of Rider to Prime Lease 1

               (z)  Section X of Rider to Prime Lease I

               (aa) The second grammatical sentence of Section Z of Rider to
                    Prime Lease 1

               (bb) Section 3 of Amendment #1 to Prime Lease I, provided that
                    Sublessee be entitled to remove the equipment set forth in this Section 3 only to the extent that Sublessee has installed such equipment at its sole expense.

               (cc) Sections 1, 2 and 3 of Amendment #2 to Prime Lease 1

               (dd) Section 1 of Amendment #3 to Prime Lease 1, except that such industrial hygiene consultant's certification shall run to the benefit of both Prime Lessor and Sublessor

          PRIME LEASE 2

               (a) The first and last grammatical sentence of Section 5 (Utilities)

               (b)  Section 7 (Fire, Casualty, Eminent Domain)

               (c)  Section 8 (Fire Insurance)

               (d)  Section 9 (Maintenance), first and last sentences only

               (e)  Section 10 (Alterations)

               (f)  Section 12 (Subordination)

               (g)  Section 13 (Lessor's Access)

               (h)  Section 14 (Snow Removal)

               (i)  Section 15 (Access and Parking)

               (j)  Section 24 (Outside Area)

               (k)  Section 26 (Responsibility)


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               (l)  The second grammatical sentence of Section B of Rider to
                    Prime Lease 2

               (m)  Section E of Rider to Prime Lease 2

               (n)  Section F of Rider to Prime Lease 2

               (o)  Section G of Rider to Prime Lease 2

               (p)  Section H of Rider to Prime Lease 2

               (q)  Section J of Rider to Prime Lease 2

               (r)  Section L of Rider to Prime Lease 2

               (s) The first grammatical sentence of Section M of Rider to Prime Lease 2

               (t)  Section 0 of Rider to Prime Lease 2

               (u)  Section Q of Rider to Prime Lease 2

               (v)  Section R of Rider to Prime Lease 2

               (w)  Section S of Rider to Prime Lease 2

               (x)  Section T of Rider to Prime Lease 2

               (y)  Section U of Rider to Prime Lease 2

               (z)  Section W of Rider to Prime Lease 2

               (aa) Section Z of Rider to Prime Lease 2

               (bb) Section Z of Rider to Prime Lease 2, provided that Sublessee shall be entitled to remove the equipment set forth in this Section Z only to the extent that Sublessee has installed such equipment at its expense.

               (cc) Section 2 of Amendment #6 to Prime Lease 2, except that such industrial hygiene consultant's certification shall run to the benefit of both Prime Lessor and Sublessor.

(iii) The following sections and/or provisions of each of Prime Lease I and Prime Lease 2 are expressly excluded from this Sublease (i.e., they shall be deemed to be incorporated into this Sublease) either because they are inapplicable, or they are superseded by specific provisions hereof:


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          PRIME LEASE 1

               (a)  Section 1 (Rent)

               (b)  Section 2 (Security Deposit)

               (c) Section 5 (Utilities), except for the first and last grammatical sentence

               (d)  Section 10 (Assignment or Subleasing)

               (e) Section 15 (Lessee's Liability and Insurance), except for the first grammatical sentence

               (f)  Section 17 (Brokerage)

               (g)  Section 18 (Signs)

               (h)  Section 20 (Notice)

               (i) The second and third grammatical sentences of Section 21 (Occupancy)

               (j)  Section 28 (Security Agreement)

               (k)  Section L of Rider to Prime Lease 1

               (l)  Section N of Rider to Prime Lease 1

               (m)  Section Q of Rider to Prime Lease 1

               (n)  Section V of Rider to Prime Lease 1

               (o)  Section W of Rider to Prime Lease 1

               (p)  Section Y of Rider to Prime Lease 1

               (q) The first grammatical sentence of Section Z of Rider to Prime Lease 1

               (r)  Sections 1 and 2 of Amendment #1 to Prime Lease 1

          PRIME LEASE 2

               (a)  Section 1 (Rent)

               (b)  Section 2 (Security Deposit)


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               (c)  Section 5 (Utilities), except for the first and last
                    grammatical sentence

               (d)  Section 11 (Assignment or Subleasing)

               (e)  Section 17 (Insurance)

               (f)  Section 18 (Signs)

               (g)  Section 19 (Brokerage)

               (h)  Section 21 (Notice)

               (i) The second and third grammatical sentences of Section 21 (Occupancy)

               (j)  Section 29 (Security Agreement)

               (k)  Section A of Rider to Prime Lease 2

               (l)  Section C of Rider to Prime Lease 2

               (m)  Section D of Rider to Prime Lease 2

               (n)  Section N of Rider to Prime Lease 2

               (o)  Section P of Rider to Prime Lease 2

               (p)  Section V of Rider to Prime Lease 2

               (q)  Section X of Rider to Prime Lease 2

               (r)  Section Y of Rider to Prime Lease 2

               (s)  Sections 1, 2 and 3 of Amendment #1 to Prime Lease 2

               (t)  Amendment #2 to Prime Lease 2

               (u)  Amendment #3 to Prime Lease 2

               (v)  Amendment #4 to Prime Lease 2

               (w)  Amendment #5 to Prime Lease 2

               (x)  Section 1 to Amendment #6 to Prime Lease 2

     2.2.3 Except as otherwise expressly set forth in the written Sublease Consent entered into on or about the date hereof by and among Prime Lessor, Sublessor and Sublessee, this Sublease is and shall remain subject and subordinate in all respects to the Prime Lease, and to all


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renewals, modifications, consolidations, replacements and extensions thereof. In the event of termination or cancellation of the Prime Lease for any reason whatsoever with respect to all or any portion of the Premises, this Sublease shall automatically terminate with respect to all or such portion of the Premises.

     2.2.4 Except as may otherwise be specifically set forth in the Technology Agreement or this Sublease, Sublessor shall have no obligation to provide any services of any nature whatsoever to Sublessee or to or for the benefit of the Premises, or to expend any money for the repair of the Premises, and Sublessee agrees to look solely and directly to Prime Lessor for the furnishing of any services, expenditure of any sums, or performance of any obligations that Sublessor is not required to furnish, expend or perform under the Technology Agreement or this Sublease, but nothing in the foregoing shall be deemed to exculpate or otherwise release Sublessor from, or prevent Sublessee from looking directly to Sublessor for, any liability arising out of Sublessor's negligent, willful or malicious acts or omissions or Sublessor's misconduct, or the failure of Sublessor to perform its express obligations hereunder; nor shall the foregoing relieve Sublessor of its express obligations set forth in this Sublease. Sublessor shall, however, upon the request of Sublessee from time to time (which request may be oral), use due diligence and reasonable efforts to cause Prime Lessor to furnish such services, expend such sums, and observe and perform such obligations. Sublessor's only obligations under the Prime Lease with respect to such obligations of Prime Lessor are to use the aforesaid due diligence and reasonable efforts and to make those payments of all rent and other charges due to Prime Lessor thereunder. Sublessor hereby agrees that, so long as Sublessee makes timely payment to Sublessor of all rent and other charges payable by Sublessee hereunder, Sublessor shall make timely payment of all rent and other charges due to Prime Lessor as landlord under the Sublease. Except to the extent that this Sublease imposes such obligations on Sublessee, it is the intention of the parties that Sublessee comply with, and to such extent Sublessee agrees to comply with, all of Sublessor's obligations as lessee under the Prime Lease with respect to the Premises to the same extent and with the same force and effect as if Sublessee were Lessee thereunder. Sublessee shall have no claim against Sublessor for any default by Prime Lessor under Prime Lease. If as a result of any default by Prime Lessor as landlord under the Prime Lease, Sublessor as tenant under the Prime Lease is entitled to any offset or similar rights against Prime Lessor, Sublessee shall be entitled to a fair and equitable share of such offset or similar rights. If Prime Lessor shall default under any of it obligations under the Prime Lease with respect to the Premises, Sublessee shall have the right, at Sublessee's sole cost and expense, but in the name of Sublessor, to make demand or prosecute any appropriate action or proceeding against Prime Lessor for the enforcement of the obligations of Prime Lessor with respect to the Premises. Sublessor agrees that it will sign such demand, pleading and/or other papers as may be required or appropriate to enable Sublessee to proceed in Sublessor's name to enforce the obligations of Prime Lessor; provided, however, that Sublessee will pay all costs and expenses in the prosecution of any action or any proceeding so taken by Sublessee, and agrees to defend and indemnify Sublessor against all costs and liability arising therefrom.

     2.2.5 Sublessee shall neither do, nor permit anyone else to do, nor permit to be done anything that would increase Sublessor's obligations to Prime Lessor under the Prime Lease (unless Sublessee shall indemnify Sublessor from such increased obligation), or that would cause the Prime Lease to be cancelled, terminated or forfeited. Sublessor shall not amend or modify (nor agree to amend or modify) the Prime Lease in any way that would increase Sublessee's obligations or diminish Sublessee's rights under this Sublease, nor shall Sublessor do, nor permit to do or be done, anything that would cause the Prime Lease to be cancelled, terminated or forfeited.

     2.2.6 Sublessor shall copy Sublessee on any notice of default, termination or otherwise affecting the existence or validity of the Sublease, given by Sublessor or Prime Lessor to the other.

     2.2.7 Sublessor hereby agrees that, as set forth in the written Sublease Consent entered into on or about the date hereof by and among Prime Lessor, Sublessor and Sublessee, to enable Sublessee to use and occupy the Premises for the full Sublease Term, Sublessor has exercised its option to extend the lease term of Prime Lease 1 with respect to the Premises, through [*] and its option to extend the lease term of Prime Lease 2 with respect to the Premises through [*].

2.3  SUBLESSEE'S EXPANSION OPTION

     So long as Sublessee is not in default hereunder beyond any applicable notice, grace and cure period, Sublessee shall have the one time only right and option to sublease all or any substantial portion of the Leased Premises currently retained and occupied by Sublessor ("Sublessor's Retained Space"). If Sublessee exercises its option as hereinafter set forth, Sublessee's occupancy of such expansion space shall be pursuant to a separate sublease agreement on terms substantially similar to this Sublease, but modified to delete all references and provisions relating to the Technology Agreement and to incorporate the economic terms and conditions applicable to such new sublease for new expansion space; and rent for any such expansion space shall be fair market rent, on a triple net basis, for a sublease term co-terminous with the expiration of the term of the Prime Lease. To exercise such expansion option, Sublessee must give written notice to Sublessor not later than [*], which notice shall specify the portion of the Leased Premises that Sublessor wishes to sublease, and the date (which date shall be no later than three (3) months after the date of such notice) on which Sublessee wishes to enter into a sublease for such expansion space. Within thirty (30) days after Sublessor's receipt of any expansion notice from Sublessee, Sublessor shall give Sublessee written notice of Sublessor's reasonable determination of fair market rent for such expansion space (`Sublessor's Rent Rate Determination"). Sublessee shall have the option, within twenty (20) days of receipt of the Sublessor's Rent Rate Determination to accept Sublessor's Rent Rate Determination or to reject Sublessor's Rent Rate Determination and withdraw the exercise of its option to expand. If Sublessee accepts Sublessor's Rent Rate Determination, Sublessor and Sublessee shall enter into a new sublease agreement with respect to such expansion space as aforesaid. If Sublessee exercises this option, the expansion space shall be delivered to Sublessee in its then existing condition, "as is", and Sublessor shall have no obligation to make any alterations or improvements to the expansion space. If Sublessee shall fail to exercise its expansion option hereunder within the time periods set forth above Sublessee shall have no further expansion rights under this Section.

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                                       16

     If, however, Sublessee exercises such option but rejects Sublessor's Rent Rate Determination, Sublessee shall have no further right or option to expand the Premises, but in such case if Sublessor desires to sublease all or any substantial portion of Sublessor's Retained Space to any third party at any time prior to [*] (unless Sublessee has exercised its right under Section 9.1 to request that Sublessor surrender its interest in and to the Premises and the Prime Lease [to the extent applicable to the Premises], in which case such date shall be deemed to be the Term Expiration Date), at a rent rate materially more favorable to such third party subtenant than the amount of Sublessor's Rent Rate Determination rejected by Sublessee (for purposes of this Sublease, a reduction in the fair market rent, on a triple net basis, of more than [*] percent [*] shall be deemed to be "materially more favorable"), prior to consummating any such third party sublease, Sublessor shall first offer such expansion space to Sublessee at such materially more favorable rent rate but otherwise on the terms and conditions described above in this Section 2.3. Within twenty (20) days after Sublessee's receipt of any such reduced rent rate proposal, Sublessee shall notify Sublessor in writing whether or not Sublessee wishes to sublease such expansion space at such reduced rent rate. If Sublessee accepts Sublessor's reduced rent rate notice, then Sublessor and Sublessee shall enter into a new sublease agreement with respect to such expansion space as described above. If Sublessee fails or declines to accept Sublessor's reduced rent rate notice within such twenty day period, then Sublessor shall be entitled to sublease such expansion space or any other portion of Sublessor's Retained Space to any party at a rent rate not materially more favorable to such third party than the amount of such reduced rent rate rejected by Sublessee. Once Sublessor has subleased any portion of Sublessor's Retained Space to any third party in the manner as aforesaid, all of Sublessee's rights under this Section 2.3 in and to such portion of Sublessor's Retained Space so subleased to such third party shall terminate and be of no further force and effect and Sublessee's rights under this Section 2.3 shall thereupon terminate and be of no further force and effect.

     Sublessee acknowledges, however, that any such sublease by Sublessee of expansion space under this Section 2.3 shall be subject to the approval of the Prime Lessor in accordance with the Prime Lease (Sublessor shall not be responsible for the failure or refusal of Prime Lessor to consent to any such sublease of expansion space).

                                  ARTICLE III

                                TERM OF SUBLEASE
                                ----------------

3.1  TERM

     The term of this Sublease shall be for the period specified in Section 1.1 as the Sublease Term.

     For purposes of this Sublease, the Premises shall be deemed ready for occupancy on the date on which Sublessor certifies to Sublessee that the Premises are in a condition and otherwise ready for use and occupancy by Sublessee for the conduct of the parties' business collaboration to the extent and in the manner contemplated by the Technology Agreement.

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*Confidential treatment has been requested for the marked portion.

3.2  SUBLESSEE'S EARLY TERMINATION OPTION

     If Sublessee exercises its right under Sections 9.1 and 9.2 of the Technology Agreement to terminate the Technology Agreement and makes the termination and other payments required under such Section 9.2, then this Sublease shall terminate, effective on the termination date of the Technology Agreement, with the same force and effect as if such early termination date were the originally scheduled Term Expiration Date.

     The parties expressly acknowledge and agree that notwithstanding the termination of the Technology Agreement for any reason, other than a termination under Sections 9.1 and 9.2 thereof as expressly described above, this Sublease shall remain in force and effect and the respective rights and obligations of the parties under this Sublease shall remain unchanged as a result of termination of the Technology Agreement.

                                   ARTICLE IV

                                    PREMISES
                                    --------

4.1  CONDITION OF PREMISES; MAINTENANCE

     Sublessee agrees to accept the Premises and Sublessor's FF&E in their "as is" condition, generally in the same order and condition as the Premises as Sublessor's FF&E are in as of the date hereof, without any representation or warranty other than as set forth in the Technology Agreement. Sublessor shall maintain and repair the Premises, at Sublessee's sole cost and expenses (which costs and expenses shall be payable by Sublessee as part of Additional Rent), in a professional and workmanlike manner, and keep the Premises in the same order, repair and condition that they were in on the Commencement Date, reasonable wear and tear and damage by fire, other casualty, improvements made to the Premises in accordance with Section 4.4, below, or the acts or omissions of Sublessee excepted.

4.2  SUBLESSOR'S SERVICES

     In addition to Sublessor's repair and maintenance obligations with respect to the Premises set forth in Section 4.1 above, for so long as the Technology Agreement remains in force and effect, Sublessor shall provide to Sublessee, at Sublessee's cost and expense (which costs and expenses shall be payable by Sublessee as part of Additional Rent), the following services and facilities ("Sublessor's Additional Services") to substantially the same extent and in substantially the same manner that Sublessor provided such services and facilities for the conduct of Sublessor's business in the Premises as of the date of this Sublease:

               (a)  [*]

               (b)  [*]

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*Confidential treatment has been requested for the marked portion.

               (c)  [*]

               (d)  [*]

               (e)  [*]

     From and after the date on which the Technology Agreement is terminated, for any reason whatsoever, Sublessor shall have no obligation to provide any of Sublessor's Additional Services.

4.3  FURNISHINGS, FIXTURES AND EQUIPMENT

     Sublessee shall have the right to use all of Sublessor's FF&E. Until such time as Sublessee has exercised, and closed the purchase under, the FF&E Purchase Option set forth in Section 9.2, below, Sublessor shall maintain and repair Sublessor's FF&E, at Sublessee's sole cost and expense, in the same order, repair and condition that they were in on the Commencement Date or the condition they are thereafter placed by virtue of improvements to Sublessor's FF&E made in accordance with Section 4.4 below, reasonable wear and tear [not affecting functionality] and damage by fire, other casualty, or the acts or omissions of Sublessee excepted.

     Sublessor shall, at its expense prior to the Commencement Date, remove from the Premises the Sublessor's existing AMAP(TM) System to enable Sublessor to configure and install in the Premises a new AMAP(TM) System in the Premises in the manner and within the time periods specified in Section 3.1 of the Technology Agreement.

4.4  IMPROVEMENTS IN OR TO THE PREMISES

     Sublessee shall make no improvements, alterations, renovations, or additions in or to the Premises or Sublessor's FF&E, or any portion thereof without the prior written consent of Sublessor, which consent shall not be unreasonably withheld or delayed, subject in any event to Sublessee also having obtained the consent of Prime Lessor (Sublessor shall not be responsible for the failure or refusal of Prime Lessor to consent to any such improvements, alterations, renovations or additions); Sublessor hereby agrees that it shall not withhold or delay its consent to any improvements, alterations, renovations or additions to which Prime Lessor consents, so long as Sublessee agrees, upon the expiration or earlier termination of this Sublease, to remove the same and restore the Premises to substantially the condition they were in prior to such improvements, alterations, renovations or additions. Any such approved improvements, alterations, renovations or additions shall be constructed by Sublessee (or by Sublessor if required under the Technology Agreement), at the sole cost and expense of Sublessee in accordance with plans and specifications therefor reasonably approved in advance by Sublessor and shall be done in a good and workmanlike manner, and in compliance with all applicable laws, rules and regulations.

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*Confidential treatment has been requested for the marked portion.

     Without limiting the generality of the foregoing, Sublessee shall have the right, at its sole cost and expense, to install such security system and equipment as it deems necessary, provided that such system and equipment shall not impair either Sublessor's or Prime Lessor's own security systems. Toward achieving the goal that each party's security system and equipment does not interfere with the other party's, Sublessor and Sublessee agree to review the design and installation of their respective security systems with one another, subject to the reasonable security and business confidentiality needs of each party. Sublessor shall not be responsible for any financial or property losses which Sublessee may suffer relating to actions of third parties other than Sublessor, including, but not limited to, thefts, robberies, or other crimes; nothing in this Section 4.4 or elsewhere in this Sublease, however, shall be deemed to exculpate Sublessor from any liability arising out of the negligence or willful misconduct of Sublessor, its agents, contractors or employees.

4.5  ACCESS, ENTRY AND INSPECTION

     4.5.1 For so long as the Technology Agreement remains in force and effect, Sublessor agrees to limit access to the Premises to ArQule Staff (as such capitalized term is defined in the Technology Agreement) and Sublessor's management personnel, employees and other individuals who are otherwise authorized by Sublessee to have access to the Premises (e.g., for training, technical support or facilities maintenance); provided, however, that Sublessee shall also allow Sublessor access to the Premises as otherwise required under this Sublease.

     4.5.2 Sublessor and Sublessee acknowledge that the Premises occupy only portions of the Leased Premises and that Sublessor (or its other subtenants) occupies and uses Sublessor's Retained Space for its (or their) purposes. The parties agree that the Premises and the Sublessor's Retained Space shall each be safe, secure and separate from the other. But Sublessor and/or other subtenants or occupants and Sublessee will occupy and use the Collaboration Areas for its or their business purposes. Accordingly, Sublessor and Sublessee each agrees that it (and its subtenants) will use the Collaboration Areas in such manner as to prevent and/or minimize any unreasonable interference to the business activities of the other party and to recognize and respect the reasonable business security and confidentiality needs of the other party.

     4.5.3 At reasonable times, and upon reasonable advance notice to Sublessee (except that, in the event of any emergency, Sublessor may enter the Premises at any time without notice), Sublessee shall permit Sublessor, its agents and invitees to enter and inspect the Premises or any portion thereof during Sublessee's regular business hours, subject in all events to Sublessee's reasonable confidentiality and security needs.

4.6  SURRENDER

     4.6.1 Sublessee shall surrender the Premises to Sublessor at the end of the Term in accordance with Section 26 of the Prime Lease and (as applicable)
Section 1 of Amendment #3 to Prime Lease 1 and Section 2 of Amendment #6 to Prime Lease 2, all to the extent modified by the terms of this Sublease (together as so modified, the "Surrender Obligations"), and in the condition described in Section 4.1, above, reasonable wear and tear and damage by fire or other casualty and acts or omissions of Sublessor excepted.

     4.6.2 If Sublessee has not exercised the FF&E Purchase Option on or before the Term Expiration Date, Sublessee shall surrender all of Sublessor's FF&E not then owned by Sublessee to Sublessor at the end of the Term in accordance with the Surrender Obligations, and in the condition described in Section 4.3, above, reasonable wear and tear and damage by fire or other casualty and acts or omissions of Sublessor excepted.

                                   ARTICLE V

                         USES; ASSIGNMENT AND SUBLETTING
                         -------------------------------

5.1  PERMITTED USES

     Sublessee agrees that the Premises shall be used and occupied for the Permitted Uses only, and in compliance with all applicable laws, rules and regulations now or hereafter in effect. As set forth in Section 4.2 above and in the Technology Agreement, for so long as the Technology Agreement remains in force and effect. Sublessor shall, to the extent requested by and at the sole cost and expense of Sublessee, apply for and obtain all licenses, permits and approvals, renew, amend or modify existing licenses, permits and approvals, and perform all other obligations as required to conduct Sublessee's business operations in the Premises in compliance with all such laws, rules and regulations. If the Technology Agreement is terminated but this Sublease remains in full force and effect, Sublessor shall cooperate with Sublessee, reasonably and in good faith but at no out-of-pocket expense to Sublessor, to transfer any such licenses, permits and approvals to Sublessee or otherwise to assist Sublessee to apply for and seek to obtain such licenses, permits and approvals in Sublessee's own name.

5.2  ASSIGNMENT AND SUBLETTING BY SUBLESSEE

     Sublessee shall not, by operation of law or otherwise, assign, mortgage, pledge, encumber or in any manner transfer this Sublease or any interest of Sublessee hereunder, or sublet or permit the Premises or any part thereof to be used or occupied by others, without the prior consent of Sublessor, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Sublessor hereby agrees that Sublessee may, without the consent of Sublessor but upon prior notice to Sublessor, assign this Sublease or sub-sublet all or any portion of the Premises to any "affiliate" of Sublessee, or to any corporation or other business entity into which Sublessee may merge or to which Sublessee may sell all or substantially all of its assets or capital stock. For purposes of this Sublease, the term "affiliate" shall mean any corporation or other legal entity owning directly or indirectly, fifty percent (50%) or more of the voting capital shares or similar voting securities of Sublessee; any corporation or other legal entity fifty percent (50%) or more of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by Sublessee or any corporation or other legal entity fifty percent (50%) or more of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by a corporation or other legal entity which own, directly or indirectly, fifty percent (50%) or more of the voting capital share or similar voting securities of Sublessee. The foregoing restrictions on transfer of any interest in Sublessee shall not apply to any transfer of the capital stock of Sublessee for so long as the capital stock of Sublessee is publicly traded on any nationally or regionally recognized securities exchange. Sublessee acknowledges, however, that any such assignment or sub-sublet shall be subject to the approval of the Prime Lessor in accordance with the Prime Lease (Sublessor shall not be responsible for the failure or refusal of Prime Lessor to consent to any such assignment or sub-sublet). Notwithstanding any assignment by Sublessee or sub-sublease by Sublessee of all or any portion of the Premises, the Sublessee originally named herein shall remain liable to Sublessor for all obligations of Sublessee hereunder.

5.3  ASSIGNMENT BY SUBLESSOR

     Sublessor hereby agrees that for so long as the Technology Agreement remains in force and effect. Sublessor shall not assign its rights as lessee under the Prime Lease (and Sublessor under this Sublease) without the prior written consent of Sublessee, which consent shall not be unreasonably withheld or delayed.

                                   ARTICLE VI

                               RENT AND UTILITIES
                               ------------------

6.1  BASE RENT AND ADDITIONAL RENT

     6.1.1 The Base Rent and Additional Rent specified in Section 1.1 hereof, and any other charges payable pursuant to this Sublease, shall be payable by Sublessee to Sublessor at Sublessor's mailing address (or to such other place as Sublessor may from time to time designate by notice to Sublessee).

     6.1.2 During the Term of this Sublease, Base Rent shall be due and payable, in advance, on the first day of each and every calendar quarter during the Term of this Sublease.

     6.1.3 During the term of this Sublease, Sublessee shall pay to Sublessor, monthly in advance, prorata monthly installments on account of the projected Additional Rent payable by Sublessee for the coming calendar year. Attached hereto as Exhibit D is a schedule, in reasonable detail, showing by line items, the costs and expenses incurred by Sublessor in calendar year 1998 in operating the Leased Premises. Not less than forty-five (45) days prior to the Commencement Date, Sublessor shall deliver to Sublessee a written invoice, in reasonable detail, calculating the estimated monthly installments on account of projected Additional Rent on the basis of Sublessor's most recent operating and maintenance budget information available; Sublessor may adjust such estimated monthly installments from time to time if Sublessor determines that the annual amount of Additional Rent will increase above Sublessor's initial estimate due to increase in costs of services or supplies or other reasonable grounds, but monthly installments at any such adjusted amount shall not be due and payable until forty-five (45) days after receipt by Sublessee of a written invoice, in reasonable detail, calculating such adjusted monthly installment amount. Promptly after the end of each calendar year, Sublessor shall provide Sublessee with a statement, in reasonable detail, that calculates the actual amount of Additional Rent for the preceding calendar year, the actual amount of monthly installments paid by Sublessee for such year and the amount of the adjustment, if any, between Sublessor and Sublessee on account of Additional Rent for each calendar year. If the total of such monthly installments in any calendar year is greater than the actual amount of Additional Rent for such year, Sublessee shall be entitled to a credit against Sublessee's rental obligations hereunder in the amount of such excess (or if after the expiration of the Sublease Term, such excess shall be paid to Sublessee). If the total of such monthly installments is less than the actual amount of Additional Rent for such calendar year, Sublessee shall pay to Sublessor the amount of such deficiency within forty-five (45) days after receipt of an invoice thereafter.

     Within six (6) months after receipt of Sublessor's annual reconciliation statement, Sublessee may request to audit (at Sublessee's expense) the Additional Rent for the preceding calendar year. Such audit shall take place at Sublessor's office in the Metropolitan Boston Area where its books and records are kept or at such other location in the Metropolitan Boston area are designed by Sublessor. If such audit discloses a discrepancy (a "Discrepancy") between
(a) the final amount of the Additional Rent for such year determined by Sublessor and used for purposes of making the annual adjustment described above and (b) the actual amount of the Additional Rent for such year as determined and confirmed by such audit, and Sublessor concurs in the result of such audit, or if Sublessor does not concur but any arbitration proceedings (as described below) regarding such audit determine and confirm the existence of a Discrepancy, additional appropriate adjustments shall be paid to Sublessor or Sublessee as the case may be; if the Discrepancy resulted in Sublessee being overcharged by more than three and one-half percent (3.50%) for such year, the cost of such audit shall be borne by Sublessor, otherwise the costs of such audit shall be paid by Sublessee. If the Sublessor does not concur with the results of such audit, the matter shall be submitted to binding arbitration with the American Arbitration Association at its office in Boston, Massachusetts in accordance with procedures designated by its applicable rules.

     6.1.4 Base Rent for any partial calendar quarter shall be paid by Sublessee to Sublessor on a prorata basis. Other charges payable by Sublessee on a monthly basis, as provided, shall likewise be prorated.

     6.1.5 All Base Rent, Additional Rent and other amounts due under this Sublease shall be paid without demand (except as otherwise expressly provided herein to the contrary), offset or deduction. Sublessee shall be entitled to a fair and equitable share of all rent abatements set forth in the Prime Lease which Sublessor has been granted with respect to the Premises.

6.2  LATE PAYMENTS

     If any installment of Base Rent, Additional Rent or other charges is not paid on or before the date such payment is due and payable and such non-payment continues for more than five (5) days after written notice thereof from Sublessor, it shall bear interest at a rate equal to the average prime commercial rate from time to time established by Fleet Bank of Massachusetts plus three percent (3%) per annum from such due date, which interest shall be immediately due and payable to Sublessor; provided, however, that nothing contained herein shall be construed as permitting Sublessor to charge or receive interest in excess of the maximum legal rate then allowed by law.

                                  ARTICLE VII

                                    INSURANCE
                                    ---------

7.1  INSURANCE COVERAGE

     7.1.1 To the extent Sublessee does not self-insure as described in Section 7.1.4, below, Sublessee shall carry and maintain, throughout the Term hereof, at its own cost and expense, (a) a commercial general liability insurance policy insuring against any claim up to [*] for each occurrence, and up to [*] in the aggregate, involving bodily injury (including death) or damage to property and
(b) a fire and other casualty policy insuring (i) the full replacement value of the [*] and other laboratory equipment, (ii) the full replacement value of Sublessee's improvements, fixtures, furnishings, equipment and personal property located in the Premises or any portion thereof, and (iii) the full replacement value of Sublessor's FF&E against loss or damage by fire, theft, sprinkler leakage and such other risks or hazards as are insurable under present and future forms of "All Risk" insurance policies, and (c) during any period that construction or renovations are being performed at any portion of the Premises, the insurance required in (b) above shall be written on a builder's risk, completed value, non-reporting form, meeting all of the terms in (b) above, cover the total value of the work performed, materials, equipment, machinery and supplies furnished, and contain soft cash (loss of rents) coverage and permission to occupy endorsements. Said casualty policy shall also insure against physical damage to the Premises arising out of an accident covered thereunder.

     7.1.2 All insurance policies required under Section 7.1.1, above, are to be written by good and solvent insurance companies licensed or authorized to do business in the Commonwealth of Massachusetts with a minimum Best's rating of A-VI; shall be for such limits and with such maximum deductibles as Sublessor may reasonably require (Sublessee hereby agreeing that Sublessor shall in no event be responsible for payment of any such deductibles); and shall name Sublessor, Prime Lessor, Beautyrest Property, Inc. and Boston North, LLC (successor-in-interest to WRB, Inc.) as loss payees and additional insureds, as applicable (provided, however, that the casualty policy insuring Sublessor's FF&E shall name Sublessor as the insured, and Sublessee, Prime Lessor, Beautyrest Property, Inc. and Boston North, LLC (successor-in-interest to WRB, Inc.) as loss payees and additional insureds, as applicable. Sublessor expressly reserves the right to increase limits and require adjustments to coverage as industry standards hereafter change and Prime Lessor hereafter requires. Sublessee will furnish Sublessor with such information as Sublessor may reasonably request from time to time as to the full replacement cost of Sublessee's improvements, fixtures, furnishings, equipment and personal property located in the Premises or any portion thereof or Sublessor's FF&E within ten
(10) days after a request therefor.

     7.1.3 Sublessee shall also pay its Prorata Share of all insurance premiums allocable to both the Premises and other portions of the Leased Premises that Sublessor is required to pay to Prime Lessor as additional rent under the Prime Lease.

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                                       24

     7.1.4 So long as this Sublease remains in full force and effect and Sublessee has a net worth in excess of [*] (as "net worth" is defined and determined in accordance with generally accepted accounting principles), Sublessee may self-insure against the risks described in Section 7.1.1, above, and shall not be required to maintain insurance under this Article 7; provided, however, that to the extent any type of risk may not be self-insured under any applicable law, rule or regulation (including, without limitation, risks covered by industrial accident insurance, occupational disease insurance or workmen's compensation insurance), Sublessee shall obtain insurance covering such risks in accordance with applicable laws, rules and regulations to the extent of the respective statutory limits pertaining to the work or operations conducted in or on the Premises.

7.2  EVIDENCE OF INSURANCE

     Prior to the time insurance is first required to be carried (or self-insurance is first required to be maintained) by Sublessee under Section 7.1, above (e.g., upon execution of this Sublease), and thereafter at least fifteen (15) days prior to the expiration date of any such policy, Sublessee agrees to deliver to Sublessor a certificate of insurance (or other evidence of such insurance satisfactory to Sublessor) upon which both Sublessor and Prime Lessor are entitled to rely, which shall contain an endorsement that any such insurance policy may not be cancelled without at least ten (10) days' prior written notice to each insured. Sublessee's failure to provide and keep in force the aforementioned insurance (or self-insurance) or to make the aforementioned payments to Sublessor shall be regarded as a default hereunder, entitling Sublessor to exercise any or all of the remedies provided in this Sublease in the event of Sublessee's default. All insurance policies carried by Sublessee shall be written as primary coverage policies not contributing with or secondary to coverage which Sublessor carries.

7.3  INSURANCE SUBROGATION

     Insofar as, and to the extent that, the following may be effective without invalidating or making it impossible to secure insurance coverage obtainable from good and solvent insurance companies licensed or authorized to do business in the Commonwealth of Massachusetts with a minimum Best's rating of A-VI, each of Sublessor and Sublessee mutually agrees that, with respect to any hazard that is covered by property insurance, real and personal, including betterments and improvements, then being carried by them respectively, the one carrying such insurance and such loss releases the other of and from any and all claims with respect to such loss. Each of Sublessor and Sublessee further mutually agrees that its respective insurance company shall have no right of subrogation against the other or the other's insurance company on account thereof.


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                                       25

                                  ARTICLE VIII

                               CASUALTY AND TAKING
                               -------------------

     If the Premises or any portion thereof is damaged by fire or other casualty, or taken by eminent domain, Sublessee shall promptly notify Prime Lessor and Sublessor. Under Section 7 of the Prime Lease, Prime Lessor may terminate the Prime Lease if a substantial portion of the Premises or the Building is substantially damaged or taken. If (a) Prime Lessor fails to give written notice of its intention to restore as set forth in Section 7 of the Prime Lease, or (b) Prime Lessor does not complete restoration or reconstruction of the Premises or any portion thereof in the manner and within the time periods set forth in such Section 7, Sublessee shall have the right to terminate this Sublease by giving both Sublessor and Prime Lessor written notice of such termination within the applicable notice period set forth in Section 7 of the Prime Lease. In addition, if Sublessor elects to terminate the Prime Lease pursuant to such Section 7, the Prime Lease shall cease and come to an end, and this Sublease shall similarly terminate. Sublessee acknowledges that Sublessor shall, in no event, have any obligation whatsoever to reconstruct or restore the Premises or any portion thereof damaged by fire or other casualty or taken by eminent domain. If this Sublease is not terminated as a result of damage by fire or other casualty or eminent domain, Sublessor shall repair and/or replace any items of Sublessor's FF&E damaged, in no event, however, shall Sublessor be required to expend for such repair and restoration any amount in excess of the net insurance proceeds made available to Sublessor as a result of such damage if and to the extent that Sublessee is required hereunder to carry the insurance covering such risks.

                                   ARTICLE IX

                      SUBLESSOR'S SURRENDER OF PRIME LEASE;
                        SUBLESSEE'S FF&E PURCHASE OPTION
                      -------------------------------------

9.1  SURRENDER OF PRIME LEASE

     Sublessor shall, upon Sublessee's prior written request given to Sublessor at least one hundred twenty (120) days prior to the Term Expiration Date, surrender all of its interest in and to the Premises and the Prime Lease (to the extent applicable to the Premises) to Prime Lessor in order to enable Sublessee to enter into a direct lease with Prime Lessor for the Premises; provided, however, that such surrender shall not be effective unless and until Prime Lessor has agreed in writing to accept Sublessor's surrender with the same force and effect as if the date of such surrender were the originally scheduled expiration date of the Prime Lease with respect to the Premises.

9.2  SUBLESSEE'S FF&E PURCHASE OPTION

     Sublessee shall have the option to purchase those portions of Sublessor's FF&E described on Schedule C as "Assets Owned/Controlled by ArQule" at the expiration of the Term of this Sublease, provided that (a) Sublessee provides Sublessor written notice of its exercise of such purchase option at least [*] days prior to the Term Expiration Date and (b) Sublessor surrenders its interest in and to the Premises to Prime Lessor in accordance with Section 9.1 above. The purchase price for such portions of Sublessor's FF&E shall be the fair market value of such portions of Sublessor's FF&E as of the Term Expiration Date.

     Upon the closing of the sale of such portions of Sublessor's FF&E or any part thereof to Sublessee, Sublessor shall convey good title (free and clear of Prime Lessor's security interest under Section 28 of the Prime Lease and all other liens and encumbrances) to such portions of Sublessor's FF&E, and such portions of Sublessor's FF&E shall be substantially in the condition the same is required to be maintained hereunder, but otherwise without any representation or warranty from Sublessor. Sublessor agrees to assign to Sublessee any manufacturer's warranty in its name covering such portions of Sublessor's FF&E to the extent such manufacturer's warranty is assignable.

     Sublessor shall provide to Sublessee its determination of the fair market value of such portions of Sublessor's FF&E within [*] days of Sublessor's receipt of Sublessee's written notice of the exercise of such purchase option. Sublessee shall have the option, within [*] days of the Sublessor's notice, to accept the Sublessor's estimate or to reject Sublessor's estimate and request arbitration. Failure by the Sublessee to respond to the Sublessor's notice within the [*] day period shall be deemed an acceptance of the Sublessor's estimate. In the event Sublessee rejects Sublessor's estimate, then the fair market value shall be arbitrated in accordance with the following procedure. The parties within [*] days after Sublessee's rejection of Sublessor's estimate shall each identify an impartial third party to serve as an arbitrator and these two arbitrators shall seek to identify one mutually acceptable impartial third party to serve as the third arbitrator. If either party has not designated its arbitrator to the other in a timely fashion, then the determination of the other party's arbitrator shall be final. All such arbitrators shall be facilities managers of biotechnology or pharmaceutical facilities, having current and at least ten (10) years' prior experience in operating, designing or constructing biotechnology or pharmaceutical facilities in the Greater Boston area. If the two arbitrators are unable to agree upon a third arbitrator within [*] days, the third arbitrator shall be selected by J.A.M.S/ENDISPUTE, or any successor entity. If neither J.A.M.S/ENDISPUTE nor any successor entity exists at the time of the dispute, the third arbitrator shall be selected by the American Arbitration Association ("AAA") or any successor entity. If neither AAA nor any successor exists at the time of the dispute, the third arbitrator shall be selected by the largest private provider of dispute resolution services then doing business in the Greater Boston area. Within [*] days after the parties are notified as to the identity of the third arbitrator, each of the three arbitrators shall submit his or her final determination of the fair market value of such portions of Sublessor's FF&E (the "Final Value Determination") to the other arbitrators. The two Final Value Determinations which are closest to each other shall be averaged and this average shall be designated as the fair value. If the highest and lowest Final Value Determinations are equally close to the middle Final Value Determination then the middle one shall be designated as the fair market value. If one of the arbitrators has not submitted its Final Value Determination to the other arbitrators within the time limits set forth herein, the other

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                                       27
arbitrators will designate the average of their Final Value Determinations as the fair market value. The arbitrators shall notify the parties of their decision in writing within such [*] day period. All costs incurred for the services of the arbitrator shall be borne equally by the parties. The fair market value as designated by the arbitrators shall be final and binding and the parties shall have no further recourse to such determination.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS
                            ------------------------

10.1 INDEMNIFICATION BY SUBLESSEE

     Sublessee hereby indemnifies and covenants to save Sublessor harmless from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority regarding:

          (i) any injury to person, or loss of or damage to property, sustained or occurring on the Premises or any portion thereof arising from or related to the act, omission, fault, negligence or misconduct of Sublessee, its servants, agents, employees or invitees (provided, however, that nothing in this Section shall require Sublessee to indemnify Sublessor from any claims, liabilities or penalties arising out of any negligent acts or omissions of, or misconduct by, Sublessor or Sublessor's servants, agents, employees or invitees on the Premises from time to time pursuant to the Technology Agreement).

          (ii) any injury to person, or loss of or damage to property, sustained or occurring in or about the Building or the lot surrounding the Building and other than on the Premises or any portion thereof (and, in particular, without limiting the generality of the foregoing, on or about the elevators, stairways, public corridors, sidewalks, concourses, approaches, area ways, roof or other appurtenances and facilities used in connection with the Building, the Premises or any portion thereof) arising from the use or occupancy of the Building, the Premises or any portion thereof by Sublessee or any person claiming by, through or under Sublessee (other than Sublessor, its servants, agents, employees or invitees), and arising from or related to the act, omission, fault, negligence or misconduct of any person other than Sublessor, or its servants, agents, employees or invitees, and in addition to, and not in limitation of the foregoing provision
          (i); and

          (iii) any work or thing whatsoever (including monies due on account thereof) done on the Premises or any portion thereof during the Term of this Sublease and during the period of time, if any, prior to the Commencement Date when Sublessee may have been given access to the Premises or any portion thereof,

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                                       28
          except to the extent caused by any negligent acts or omissions or misconduct of Sublessor, its servants, agents, employees or invitees;

and, with respect to any of the foregoing, from and against all costs, expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred in connection with any such claim, or any action or proceeding brought thereon. If any action or proceeding is brought against Sublessor based on any such claim, Sublessee, upon notice from Sublessor, shall at Sublessee's sole cost and expense resist or defend such action or proceeding, and employ counsel therefor reasonably satisfactory to Sublessor. The foregoing indemnification shall survive termination of this Sublease.

10.2 INDEMNIFICATION BY SUBLESSOR

     Sublessor hereby indemnifies and covenants to save Sublessee harmless from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority regarding any injury to person, or loss of or damage to property, arising from or related to the act, omission, fault, negligence or misconduct of Sublessor, its servants, agents, employees or invitees (provided, however, that nothing in this Section shall require Sublessor to indemnify Sublessee from any claims, liabilities or penalties arising out of any negligent acts or omissions of, or misconduct by, Sublessee or any of Sublessee's servants, agents, employees or invitees on the Premises or in the Building, provided further, however, that for purposes of this limitation on Sublessor's indemnification obligations, neither Sublessor nor its servants, agents, employees or invitees shall be deemed to constitute Sublessee's agents or invitees by virtue of the Technology Agreement or otherwise) and, with respect to any of the foregoing, from and against all costs, expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred in connection with any such claim, or any action or proceeding brought thereon. If any action or proceeding is brought against Sublessee based on any such claim, Sublessor, upon notice from Sublessee, shall at Sublessor's sole cost and expense resist or defend such action or proceeding, and employ counsel therefor reasonably satisfactory to Sublessee. The foregoing indemnification shall survive termination of this Sublease.

10.3 LIMITATION OF SUBLESSOR'S LIABILITY

     The agreements contained in this Sublease on the part of Sublessor shall be binding on Sublessor only during and in respect to such period as Sublessor holds the interest as lessee under the Prime Lease. In no event shall Sublessor or Sublessee ever be responsible to the other for loss of business or other indirect or consequential damages arising out of any breach of the agreements contained in this Sublease.

10.4 NO BROKERAGE

     The parties represent that they have dealt with no real estate broker or agent in connection with this Sublease or with anyone who would otherwise be entitled to a brokerage commission or other compensation with respect to this Sublease. Each of Sublessor and Sublessee agrees to defend and indemnify the other against any claims, losses, damages, liabilities or expenses (including reasonable attorneys' fees) arising out of the breach of any of its respective foregoing representations.

10.5 NOTICES

     Whenever by the terms of this Sublease notice, demand or other communication shall or may be given, either to Sublessor, Sublessee or Prime Lessor, the same shall be adequately given if in writing and delivered by hand or sent by registered or certified mail, postage prepaid:

     If intended for Sublessor, addressed to it at the Present Mailing Address of Sublessor, with a copy to Sublessor's attorneys, Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108, Attention: Michael Lytton, Esquire (or to such other address or addresses as may from time to time hereafter be designated by Sublessor by like notice).

     If intended for Sublessee, addressed to it at the Present Mailing Address of Sublessee, with a copy to Pfizer Central Research, Eastern Point Road, Groton, Connecticut 06340, Attention: General Counsel and to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Keith Barnett, Esquire (or to such other address or addresses as may from time to time hereafter be designated by Sublessee by like notice).

     If intended for Prime Lessor, addressed to it at the Present Mailing Address of Prime Lessor (or to such other address or addresses as may from time to time hereafter be designated by Prime Lessor by like notice).

     All such notices shall be effective upon receipt or refusal to receive.

10.6 EFFECTIVENESS OF SUBLEASE

     This Sublease shall not be effective until and unless Prime Lessor has given its consent hereto, which consent shall be in form and substance reasonably satisfactory to Sublessee; Sublessor shall be responsible for paying all costs and expenses payable to Prime Lessor under the Prime Lease in connection with obtaining such consent. Sublessor shall use reasonable efforts to obtain Prime Lessor's consent, but shall not be responsible for the failure or refusal of Prime Lessor to consent to this Sublease.

10.7 BINDING AGREEMENT

     This Sublease shall bind and inure to the benefit of the parties hereto and such respective heirs, representatives, successors or assigns as are permitted by this Sublease. This Sublease contains the entire agreement of the parties with respect to the subleasing of the Premises and may not be modified except by an instrument in writing signed by the parties hereto. This Sublease shall be governed by the laws of The Commonwealth of Massachusetts.

10.8 REPRESENTATIVES

     Each party authorizes the others to rely in connection with their respective rights and obligations under this Sublease upon approval and other actions on the party's behalf by Sublessor's Representative, in the case of Sublessor, and by Sublessee's Representative, in the case of Sublessee, or by any person designated in substitution of or in addition to said representatives by notice to the parties thereon relying.

10.9 COUNTERPARTS

     This Sublease may be signed in any number of counterparts, and in such event each shall act as an original for all purposes, so long as each party has signed at least one counterpart.

     Executed under seal as of the date first written above.

                              Sublessor:          ARQULE, INC.


                                                  By: /s/ Stephen Hill
                                                     ---------------------------
                                                     Its
                                                     Here unto duly authorized


                              Sublessee:          PFIZER INC


                                                  By: /s/ George Milne
                                                     ---------------------------
                                                     Its
                                                     Here unto duly authorized


Exhibits:
--------
Exhibit A:  Prime Lease I
Exhibit B:  Prime Lease 2
Exhibit C:  List of Sublessor's FF&E
Exhibit D:  List of Operating Expense Line Items

                                   EXHIBIT A
                                   ---------

[Previously filed as Exhibit 10.7 to ArQule's Registration Statement on Form S-1 (File No. 333-11105) and incorporated herein by reference.]

                                   EXHIBIT B
                                   ---------

[Previously filed as Exhibit 10.22 to ArQule's Registration Statement on Form S-1 (File No. 333-22945) and incorporated herein by reference.]

                                   EXHIBIT C
                                   ---------

                                      [*]














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

                                   EXHIBIT D
                                   ---------




















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


                            CUMMINGS PROPERTIES, LLC

                                  STANDARD FORM

                                SUBLEASE CONSENT

     In connection with two leases currently in effect between the parties at 200 Boston Avenue, Suites [*] ("lease 1") and Suites [*] ("lease 2"), Medford, Massachusetts, executed on July 27, 1995 (lease 1), and December 20, 1996 (lease
2), both as heretofore amended, and terminating [*] (lease 1), and [*] (lease
2), and in consideration of one dollar ($1.00) and other mutual benefits to be derived herefrom, Cummings Properties, LLC, LESSOR, and ArQule, Inc., LESSEE, hereby agree to amend said lease 1 and lease 2 (collectively, the "lease") as follows:

     1. LESSEE desires to sublease to Pfizer Inc. (SUBLESSEE) approximately [*] rentable square feet at the above-referenced premises ("the subleased premises") effective on the Commencement Date established under the sublease (scheduled to occur on or before [*]), LESSOR acknowledges receipt of $250 towards its expenses in connection with this consent, and LESSEE shall, upon execution of this Sublease Consent by all three parties, pay any additional reasonable charges that me be due in accordance with the lease in connection with this consent.

     2. LESSOR, as provided in the lease, hereby approves LESSEE's sublease to SUBLESSEE. LESSEE represents that the attached document is a true and complete copy of the sublease. LESSEE and SUBLESSEE shall not amend the attached sublease without LESSOR's prior written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding the provisions of this sublease, LESSOR is not a party to it and shall not be bound by it.

     3. SUBLESSEE agrees to comply with all covenants, conditions and terms of the lease as fully as if, for purposes hereof, SUBLESSEE were LESSEE under the lease, except as expressly stated in the attached Rider to Sublease Consent.

     4. Notwithstanding the foregoing, however, LESSEE shall continue to remain liable to LESSOR, as provided in the lease, for the payment of all rent and for the full performance of all covenants and conditions of the lease.

     5. LESSEE shall pay LESSOR an additional security deposit of [*] upon execution of this Sublease Consent by all three parties, subject to the same terms and conditions provided in Section 2 of the lease.

     6. SUBLESSEE shall, upon its execution of this Sublease Consent, supply LESSOR with a certificate of insurance in the amount of [*] naming LESSOR and the owner of the building (OWNER) as additional insureds. LESSOR and OWNER shall be included as

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                                       32
     additional insureds using standard endorsement ISO Form CG 20 26 11 85 or another similar form specifically approved in advance by LESSOR.

     7. Any notices from LESSOR to LESSEE shall be served at 200 Boston Avenue, Suite 1000, Medford, Massachusetts 02155 and otherwise as provided in the lease. Any notices from LESSOR to SUBLESSEE shall be served at the subleased premises, with copy to Pfizer Central Research, Eastern Point Road, Groton, Connecticut 06340, Attention: General Counsel and otherwise as provided in the lease.

     8. Acceptance of any payments by LESSOR from SUBLESSEE pursuant to the Rider to Sublease Consent shall not establish a new tenancy or in any way affect the relationship between LESSOR and LESSEE and LESSEE's covenants and obligations under the lease. See the attached Rider to Sublease Consent.

     9.   Intentionally deleted.

     10. To the extent any inconsistency exists between the lease and the sublease, the terms and conditions of the lease shall govern, except as expressly stated in the attached Rider to Sublease Consent.

     11. *LESSOR represents that Cummings Properties, LLC has succeeded to all interests of Cummings Properties Management, Inc. as LESSOR, that Beautyrest, Inc. and Boston North, LLC (successor-in-interest to WRB, Inc.) are the owners of the building, and that LESSOR has full right, power and authority, by its signature below, to bind Beautyrest, Inc. and Boston North, LLC (successor-in-interest to WRB, Inc.).

     12.  See the attached Rider to Sublease Consent for additional provisions.

     All other terms, conditions and covenants of the lease shall continue to apply. In Witness Whereof, LESSOR, LESSEE and SUBLESSEE have hereunto set their hands and commons seals this 16th day of July, 1999.

LESSOR: CUMMINGS PROPERTIES, LLC                  LESSEE:  ArQule, Inc.


By:   /s/ Douglas Stephens                        By: James Fitzgerald
  ------------------------------                     ---------------------------
    Executive Vice President

                                                  SUBLESSEE:  Pfizer Inc.


                                                  By: George Milne
                                                     ---------------------------

                            CUMMINGS PROPERTIES, LLC

                            RIDER TO SUBLEASE CONSENT
                            -------------------------

     The following additional provisions are incorporated into and made a part of the attached Sublease Consent by and among ArQule, Inc., as LESSEE, Pfizer Inc. as SUBLESSEE, and Cummings Properties, LLC, as LESSOR:

     A.   LESSOR and LESSEE hereby agree that the lease is modified as follows:

     (1) Notwithstanding any provisions in the lease to the contrary, LESSOR hereby acknowledges that LESSEE has duly exercised its options to extend the terms of lease 1 and lease 2; accordingly; the termination date of lease 1 is now [*], and the termination date of lease 2 is now [*].

     (2) Notwithstanding any provisions in the lease to the contrary, LESSEE hereby agrees that LESSEE shall pay to LESSOR [*].

     B. LESSOR hereby agrees that upon SUBLESSEE's attornment as stated below, SUBLESSEE's use, possession and enjoyment of the subleased premises shall not be interfered with, notwithstanding termination of the lease, and such use, possession and enjoyment shall continue uninterrupted as more completely set forth herein.

     C. Except as stated below in this Rider Paragraph C and Rider Paragraph D below, upon the expiration or other termination of the lease prior to its scheduled expiration date, for any reason whatsoever, SUBLESSEE shall attorn to LESSOR, and LESSOR shall accept SUBLESSEE's attornment, as tenant of the subleased premises, on all the terms and conditions of the lease as modified by Rider Paragraph D below (the lease with such Rider Paragraph D modifications being referred to as the "Attorned Lease"); provided however, that if the lease is being terminated in whole or in part by reason of any default arising from or related to acts of the SUBLESSEE in or with respect to the subleased premises which would entitle LESSOR to exercise the remedy of termination under the terms and conditions of the lease ("SUBLESSEE Defaults"), then LESSOR shall be fully entitled to terminate the lease and to rescind the recognition and attornment set forth herein (in such case SUBLESSEE shall vacate and surrender the subleased premises peaceably; any holding over in the subleased premises by SUBLESSEE in such case shall be deemed a holding over under the terms of the lease and SUBLESSEE shall be liable for all loss, damage or expense incurred by LESSOR as a result of such holding over and shall pay rent at the revised monthly rate set forth in Section 21 of lease 1 and Section 22 of lease 2). Such recognition and attornment shall be self-operative and shall be effective without the execution of any further instrument on the part of either party; however, SUBLESSEE

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                                       34
and LESSOR shall execute, upon the written request of either party, an instrument confirming such recognition and attornment.

     D. In the event of any recognition and attornment between LESSOR and SUBLESSEE as provided in Rider Paragraph C above, SUBLESSEE's use and occupancy of the subleased premises shall be on all of the terms and conditions of the lease, as modified by the following provisions:

     (1) All references in the lease to LESSOR shall be deemed to refer to LESSOR named in this Sublease Consent and all references in the lease to LESSEE shall be deemed to refer to SUBLESSEE named in this Sublease consent.

     (2) The premises demised under the lease shall be deemed to be the subleased premises consisting of [*] square feet of space in Suites [*] in the building only, not the premises described in the lease.

     (3)  The base rent payable by SUBLESSEE shall be the base rent set forth in
Section 1.1 of the Sublease, not the base rent set forth in the lease.

     (4) The term of SUBLESSEE's occupancy shall be the "Sublease Term" set forth in Section 1.1 of the Sublease, not the term set forth in the lease.

     (5) SUBLESSEE shall be entitled to terminate the Attorned Lease (as if the Attorned Lease were the Sublease) in accordance with Section 3.2 of the Sublease.

     (6) The following provisions of the lease shall be deemed deleted in their entirety:

                    lease 1 -

               a)   Section 1 (Rent)
               b)   Section 2 (Security Deposit)
               c)   Section 17 (Brokerage)
               d) The second and third grammatical sentences of Section 21 (Occupancy)
               e)   Section 28 (Security Agreement)
               f)   Section Y of Rider to lease 1
               g) The first grammatical sentence of Section Z of Rider to lease 1
               h)   Sections 1 and 2 of Amendment #1 to lease 1

                    lease 2 -

               a)   Section 1 (Rent)
               b)   Section 2 (Security Deposit)
               c)   Section 19 (Brokerage)

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                                       35

               d) The second and third grammatical sentences of Section 22 (Occupancy)
               e)   Section 29 (Security Agreement)
               f)   Section A of Rider to lease 2
               g)   Section C of Rider to lease 2
               h)   Section D of Rider to lease 2
               i)   Sections 1, 2 and 3 of Amendment #1 to lease 2
               j)   Amendment #2 to lease 2
               k)   Amendment #3 to lease 2
               l)   Amendment #4 to lease 2
               m)   Amendment #5 to lease 2
               n)   Section 1 to Amendment #6 to lease 2

     E. From and after receipt of a copy of the LESSOR's notice to LESSEE of LESSOR's intention to terminate the lease, SUBLESSEE shall pay all rent thereafter due and payable under the Sublease directly to LESSOR (any such rent payments received by LESSOR from SUBLESSEE shall be applied by LESSOR as a credit toward LESSEE's obligations under the lease) and shall otherwise fully and faithfully observe and perform (x) all of its obligations under the Sublease while the Sublease remains in effect, and (z) all of its obligations as LESSEE under the Attorned Lease. LESSOR hereby agrees to indemnify SUBLESSEE and hold SUBLESSEE harmless from any claims made by LESSEE with respect to any rents so paid by SUBLESSEE to LESSOR at LESSOR's direction; LESSEE hereby agrees that SUBLESSEE shall have the right to rely on any such notice and direction from LESSOR, without any obligation to inquire as to whether there exists any default by LESSEE under the lease; that LESSEE shall have no right or claim against SUBLESSEE on account of any rental payments made by SUBLESSEE to LESSOR following receipt of such notice and direction; and that as between LESSEE and SUBLESSEE, any payments made, or obligations performed, by SUBLESSEE to or for the benefit of LESSOR from and after receipt of such notice and direction shall be deemed to have be paid to and/or performed for the benefit of, LESSEE.

     F. LESSOR agrees to give to SUBLESSEE a copy of notice of any default given to LESSEE respecting the performance of any obligations of LESSEE that would entitle LESSOR, under the terms of the Lease or by law, to terminate the lease.

     G. LESSOR agrees to list SUBLESSEE on the tenant directories in the lobbies of the building at 200 Boston Avenue, Medford.

     H. Nothing in this Rider to Sublease Consent or the Sublease Consent to which this Rider is attached, nor anything in the Sublease or any Attorned Lease, shall be deemed or construed to amend, modify, alter or otherwise affect in any way the lease or the respective rights and obligations of LESSOR and LESSEE under the lease. The recognition and attornment of SUBLESSEE by LESSOR shall have no effect on any obligations of LESSEE under the lease or on any rights and remedies of LESSOR against LESSEE under the lease.

LESSOR: CUMMINGS PROPERTIES, LLC                    LESSEE: ArQule, Inc.


By: /s/ Douglas Stephens                            By: /s/ James Fitzgerald
   -----------------------------                       -------------------------
   Executive Vice President


                                                    SUBLESSEE:  Pfizer Inc.


                                                    By: /s/ George Milne
                                                       -------------------------


                                       37